Exhibit 99.1

Rogers Announces Nomination of Dr. Larry Berger as Independent Director
at 2023 Annual Meeting of Shareholders

Chandler, Arizona – March 15, 2023 – Rogers Corporation (NYSE: ROG) (“Rogers” or the “Company”) today announced that its Board of Directors has nominated Dr. Larry Berger, Executive Vice President and Chief Technical Officer for Ecolab Inc., to stand for election as an independent Director at the upcoming 2023 Annual Meeting of Shareholders (“Annual Meeting”). Incumbent Directors Carol Jensen, Keith Larson and Helene Simonet will not seek re-election at the 2023 Annual Meeting.
Today’s announcement follows the appointment to the Board of new independent Directors Anne K. Roby, former Executive Vice President at Linde plc., and Armand F. Lauzon, Jr., former President and Chief Executive Officer at C&D Technologies, Inc. As previously announced, Bruce Hoechner, former President and Chief Executive Officer of Rogers and current Board Member, has decided to retire from the Board effective March 31, 2023. Upon completion of the Annual Meeting, the Board will be composed of nine members, eight of whom will be independent.
“We are thrilled to nominate Larry to join the Rogers Board. He has a unique skillset and deep experience across global technology, technical operations and business development,” said Peter Wallace, Chair of the Board. “We are confident that Larry will be an outstanding addition to our purpose-built Board, bringing a valuable and fresh perspective as we continue to shape Rogers’ growth strategy and profitability improvement plan. His nomination underscores our ongoing commitment to Board refreshment and ensuring we have the right oversight and guidance to deliver long-term success and value creation for all shareholders.”
Mr. Wallace added: “On behalf of the entire Board, I’d also like to express my gratitude to Bruce, Carol, Keith and Helene for their leadership and contributions to the Company during their tenures. Rogers has benefited greatly from their expertise over the years, and we are thankful for their service.”
As previously disclosed, the Company’s 2023 Annual Meeting of Shareholders will be held on Thursday, May 4, 2023.
About Dr. Larry Berger
Dr. Larry Berger has served as the Chief Technical Officer of Ecolab, Inc. since 2008, and as Executive Vice President of Ecolab since 2011. Prior to joining Ecolab, Dr. Berger had a 22-year career at DuPont, where he held senior technology leadership roles, most recently serving as CTO of DuPont Nonwovens. Dr. Berger received a bachelor’s degree in Engineering Chemistry from State University of New York – Stony Brook and both a master’s and doctorate degree in Materials, Science and Engineering from Cornell University.
About Rogers
Rogers Corporation (NYSE:ROG) is a global leader in engineered materials to power, protect and connect our world. Rogers delivers innovative solutions to help our customers solve their toughest material challenges. Rogers’ advanced electronic and elastomeric materials are used in applications for EV/HEV, automotive safety and radar systems, mobile devices, renewable energy, wireless infrastructure, energy-efficient motor drives, industrial equipment and more. Headquartered in Chandler, Arizona, Rogers operates manufacturing facilities in the United States, Asia and Europe, with sales offices worldwide.

Safe Harbor Statement
Statements included in this release that are not a description of historical facts are forward-looking statements. Words or phrases such as “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “seek,” “plan,” “expect,” “should,” “would” or similar expressions are intended to identify forward-looking statements, and are based on Rogers’ current beliefs and expectations. This release contains forward-looking statements regarding our plans, objectives, outlook, goals, strategies, future events, future net sales or performance, capital expenditures, future restructuring, plans or intentions relating to expansions, business trends and other information that is not historical information. All forward-looking statements are based upon information available to us on the date of this release and are subject to risks, uncertainties and other factors, many of which are outside of our control, which could cause actual results to differ materially from those indicated by the forward-looking statements. Other risks and uncertainties that could cause such results to differ include: the duration and impacts of the novel coronavirus global pandemic and efforts to contain its transmission and distribute vaccines, including the effect of these factors on our business, suppliers, customers, end users and economic conditions generally; continuing disruptions to global supply chains and our ability, or the ability of our suppliers, to obtain necessary product components; failure to capitalize on, volatility within, or other adverse changes with respect to the Company's growth drivers, including advanced mobility and advanced connectivity, such as delays in adoption or implementation of new technologies; uncertain business, economic and political conditions in the United States (U.S.) and abroad, particularly in China, South Korea, Germany, the United Kingdom, Hungary and Belgium, where we maintain significant manufacturing, sales or administrative operations; the trade policy dynamics between the U.S. and China reflected in trade agreement negotiations and the imposition of tariffs and other trade restrictions, including trade restrictions on Huawei Technologies Co., Ltd. (Huawei); fluctuations in foreign currency exchange rates; our ability to develop innovative products and the extent to which our products are incorporated into end-user products and systems and the extent to which end-user products and systems incorporating our products achieve commercial success; the ability and willingness of our sole or limited source suppliers to deliver certain key raw materials, including commodities, to us in a timely and cost-effective manner; intense global competition affecting both our existing products and products currently under development; business interruptions due to catastrophes or other similar events, such as natural disasters, war, including the ongoing conflict between Russia and Ukraine, terrorism or public health crises; the impact of sanctions, export controls and other foreign asset or investment restrictions; failure to realize, or delays in the realization of anticipated benefits of acquisitions and divestitures due to, among other things, the existence of unknown liabilities or difficulty integrating acquired businesses; our ability to attract and retain management and skilled technical personnel; our ability to protect our proprietary technology from infringement by third parties and/or allegations that our technology infringes third party rights; changes in effective tax rates or tax laws and regulations in the jurisdictions in which we operate; failure to comply with financial and restrictive covenants in our credit agreement or restrictions on our operational and financial flexibility due to such covenants; the outcome of ongoing and future litigation, including our asbestos-related product liability litigation or risks arising from the terminated DuPont Merger; changes in environmental laws and regulations applicable to our business; and disruptions in, or breaches of, our information technology systems. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the Company. For additional information about the risks, uncertainties and other factors that may affect our business, please see our most recent annual report on Form 10-K and any subsequent reports filed with the Securities and Exchange Commission, including quarterly reports on Form 10-Q. Rogers Corporation assumes no responsibility to update any forward-looking statements contained herein except as required by law.
Important Additional Information and Where to Find It
This communication does not constitute a solicitation of any proxy, vote or approval. The Company intends to file with the Securities and Exchange Commission (“SEC”) and mail to its shareholders a definitive proxy statement, an accompanying proxy card and other relevant documents in connection with the Annual Meeting. SHAREHOLDERS OF THE COMPANY ARE STRONGLY URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY

AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a copy of the definitive proxy statement (including any amendments or supplements thereto), an accompanying proxy card and other relevant documents filed with the SEC (when they became available) at no charge from the SEC’s website at www.sec.gov, by accessing the Rogers’ website at https://rogerscorp.com/investors or by contacting the Company’s Investor Relations department, as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.
Certain Information Regarding Participants in the Solicitation
The Company, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the Annual Meeting. Information about Rogers’ directors and executive officers is set forth in Rogers’ Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 22, 2022 and any subsequently filed Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and in Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC from time to time. These documents may be obtained as indicated above.

Contacts
Media:
Amy Kweder
Director, Corporate Communications
Phone: 480.203.0058
Email: amy.kweder@rogerscorporation.com
Jared Levy/Jim Barron/Leah Polito
FGS Global
Phone: 212.687.8080 / 310.201.2040
Email: rogerscorporation@fgsglobal.com
Investors:
Steve Haymore
Director, Investor Relations
Phone: 480.917.6026
Email: stephen.haymore@rogerscorporation.com